Exhibit 33.1

                            Management's Assertion

 Report on Compliance with Applicable Servicing Criteria Pursuant to Item 1122 of Regulation AB under the Securities Exchange Act of 1934


U.S. Bank National Association ("U.S. Bank") as a party participating in the servicing function for the following transactions:

            U.S. Bank Corporate Trust Repackaging Platform(1)

hereby provides the following report on its assessment of compliance with the servicing criteria set forth in Item 1122 of Regulation AB applicable to it and as described on Exhibit A hereto:

     1. U.S. Bank is responsible for assessing its compliance with the servicing criteria applicable to it as noted on the accompanying Exhibit A;

     2. U.S. Bank used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess its compliance with the applicable servicing criteria;

     3. U.S. Bank's assessment of its compliance with the applicable servicing criteria is as of and for the period beginning on January 1, 2007 and ending December 31, 2007, the end of the fiscal year covered by the Form 10-K report. U.S. Bank's participation in the servicing function complied in all material respects with the applicable servicing criteria.

     4. Ernst & Young, a registered public accounting firm, has issued an attestation report on U.S. Bank's assessment of compliance with the applicable servicing criteria as of and for the period beginning on January 1, 2007 and ending December 31, 2007, the end of the fiscal year covered by the Form 10-K report.


                                       U.S. BANK NATIONAL ASSOCIATION



                                       /s/ Bryan R. Calder
                                       ----------------------------------------
                                       Name:   Bryan R. Calder
                                       Title:  President


Date:  February 12, 2008


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(1) The U.S. Bank Corporate Trust Repackaging Platform (the "Platform")
consists of the activities involved in the performance of servicing functions for publicly issued transactions comprised of the repackaging of corporate debt and/or other agency securities the securities of which were offered on or after January 1, 2006. The Platform does not include asset-backed or mortgage-backed transactions serviced by a pool of receivables or other financial assets.

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                                                 EXHIBIT A to Management's Assertion

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     Reference                                  Servicing Criteria                               Applicable       Inapplicable
                                                                                                 Servicing     Servicing Criteria
                                                                                                 Criteria
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                                                  General Servicing Considerations
                                                  --------------------------------
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
1122(d)(1)(i)       Policies and procedures are instituted to monitor any  performance or other                        X
                    triggers and events of default in accordance with the transaction agreements.
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1122(d)(1)(ii)      If any material servicing activities are outsourced to third parties,            X
                    policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
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1122(d)(1)(iii)     Any requirements in the transaction agreements to maintain a back-up                               X
                    servicer for the Pool Assets are maintained.
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1122(d)(1)(iv)      A fidelity bond and errors and omissions policy is in effect on the party        X
                    participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
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                                                 Cash Collection and Administration
                                                 ----------------------------------
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1122(d)(2)(i)       Payments on pool assets are deposited into the appropriate custodial bank        X
                    accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

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1122(d)(2)(ii)      Disbursements made via wire transfer on behalf of an obligor or to an            X
                    investor are made only by authorized personnel.
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1122(d)(2)(iii)     Advances of funds or guarantees regarding collections, cash flows or                               X
                    distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
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1122(d)(2)(iv)      The related accounts for the transaction, such as cash reserve accounts or       X
                    accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
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1122(d)(2)(v)       Each custodial account is maintained at a federally insured depository           X
                    institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
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1122(d)(2)(vi)      Unissued checks are safeguarded so as to prevent unauthorized access.            X
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     Reference                                  Servicing Criteria                               Applicable       Inapplicable
                                                                                                 Servicing     Servicing Criteria
                                                                                                 Criteria
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1122(d)(2)(vii)
                    Reconciliations are prepared on a monthly basis for all asset-backed             X
                    securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A)
                    mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation;
                    and (D) contain explanations for reconciling items. These
                    reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
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                                                 Investor Remittances and Reporting
                                                 ----------------------------------
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1122(d)(3)(i)       Reports to investors, including those to be filed with the Commission, are       X
                    maintained in accordance with the transaction agreements and applicable
                    Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the
                    Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of Pool Assets serviced by the Servicer.

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1122(d)(3)(ii)      Amounts due to investors are allocated and remitted in accordance with           X
                    timeframes, distribution priority and other terms set forth in the transaction agreements.

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1122(d)(3)(iii)     Disbursements made to an investor are posted within two business days to         X
                    the Servicer's investor records, or such other number of days specified in the transaction agreements.

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1122(d)(3)(iv)      Amounts remitted to investors per the investor reports                           X
                    agree with X cancelled checks, or other form of payment,
                    or custodial bank statements.
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                                                      Pool Asset Administration
                                                      -------------------------
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1122(d)(4)(i)       Collateral or security on pool assets is maintained as required by the                             X
                    transaction agreements or related pool asset documents.
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1122(d)(4)(ii)      Pool assets and related documents are safeguarded as required by the             X
                    transaction agreements.
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1122(d)(4)(iii)     Any additions, removals or substitutions to the asset pool are made,             X
                    reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
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1122(d)(4)(iv)      Payments on pool assets, including any payoffs, made in accordance with          X
                    the related pool asset documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.
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     Reference                                  Servicing Criteria                               Applicable       Inapplicable
                                                                                                 Servicing     Servicing Criteria
                                                                                                 Criteria
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1122(d)(4)(v)       The Servicer's records regarding the pool assets agree with the                  X
                    Servicer's records with respect to an obligor's unpaid principal balance.
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1122(d)(4)(vi)      Changes with respect to the terms or status of an obligor's pool assets                            X
                    (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
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1122(d)(4)(vii)     Loss mitigation or recovery actions (e.g., forbearance plans,                    X
                    modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

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1122(d)(4)(viii)    Records documenting collection efforts are maintained during the period a        X
                    pool asset is delinquent in accordance with the transaction agreements.
                    Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

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1122(d)(4)(ix)      Adjustments to interest rates or rates of return for
                    pool assets with X variable rates are computed based on
                    the related pool asset documents.
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1122(d)(4)(x)       Regarding any funds held in trust for an obligor (such as escrow                                   X
                    accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.
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1122(d)(4)(xi)      Payments made on behalf of an obligor (such as tax or insurance payments)                          X
                    are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
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1122(d)(4)(xii)     Any late payment penalties in connection with any payment to be made on                            X
                    behalf of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
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1122(d)(4)(xiii)    Disbursements made on behalf of an obligor are posted within two business                          X
                    days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.
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1122(d)(4)(xiv)     Delinquencies, charge-offs and uncollectible accounts                                              X
                    are recognized and X recorded in accordance with the
                    transaction agreements.
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1122(d)(4)(xv)      Any external enhancement or other support, identified in Item 1114(a)(1)                           X
                    through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
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